EXHIBIT 1

Joint Filing Agreement

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A Common Stock of Endeavor Group Holdings, Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 13, 2021

KKR TFO PARTNERS L.P.
By: KKR Associates TFO L.P., its general partner
By: KKR TFO GP Limited, its general partner

	By:	/s/ Terence P. Gallagher
	Name:	Terence P. Gallagher
	Title:	Attorney-in-fact for Jeffrey Van Horn, Director

KKR NORTH AMERICAN CO-INVEST FUND I L.P.
By: KKR MIF Carry Holdings L.P., its general partner
By: KKR MIF Carry Limited, its general partner

	By:	/s/ Terence P. Gallagher
	Name:	Terence P. Gallagher
	Title:	Attorney-in-Fact for Scott Nuttall, Director

KKR REFERENCE FUND INVESTMENTS L.P.
By: KKR IFI GP L.P., its general partner
By: KKR IFI Limited, its general partner

	By:	/s/ Terence P. Gallagher
	Name:	Terence P. Gallagher
	Title:	Director

KKR PRINCIPAL OPPORTUNITIES PARTNERSHIP (OFFSHORE) L.P.
By: KKR Associates Principal Opportunities (Offshore) L.P., its general partner
By: KKR Principal Opportunities (Offshore) Limited, its general partner

	By:	/s/ Terence P. Gallagher
	Name:	Terence P. Gallagher
	Title:	Vice President, Finance

KKR NORTH AMERICA XI (CAGE) BLOCKER PARENT, L.P.
By: KKR Associates North America XI L.P., its general partner
By: KKR North America XI Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Director

KKR CAGE AGGREGATOR LLC
By: KKR North America Fund XI (Cage) L.P., its managing member
By: KKR Associates North America XI AIV L.P, its general partner
By: KKR North America XI AIV GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Vice President, Finance

KKR ASSOCIATES TFO L.P.
By: KKR TFO GP Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Jeffrey Van Horn, Director

KKR TFO GP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Jeffrey Van Horn, Director

KKR MIF CARRY HOLDINGS L.P.
By: KKR MIF Carry Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Scott Nuttall, Director

KKR MIF CARRY LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Scott Nuttall, Director

KKR INDEX FUND INVESTMENTS L.P
By: KKR IFI GP L.P., its general partner
By: KKR IFI Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Director

KKR IFI GP L.P.
By: KKR IFI Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Director

KKR IFI LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Director

KKR ASSOCIATES PRINCIPAL OPPORTUNITIES (OFFSHORE) L.P.
By: KKR Principal Opportunities (Offshore) Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Vice President, Finance

KKR PRINCIPAL OPPORTUNITIES (OFFSHORE) LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title: Vice President, Finance

KKR ASSOCIATES NORTH AMERICA XI L.P.
By: KKR North America XI Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Director

KKR NORTH AMERICA XI LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Director

KKR NORTH AMERICA FUND XI (CAGE) L.P.
By: KKR Associates North America XI AIV L.P., its general partner
By: KKR North America XI AIV GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Vice President, Finance

KKR ASSOCIATES NORTH AMERICA XI AIV L.P.
By: KKR North America XI AIV GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Vice President, Finance

KKR NORTH AMERICA XI AIV GP LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Vice President, Finance

KKR GROUP PARTNERSHIP L.P.
By: KKR Group Holdings Corp., general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR MANAGEMENT LLP

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact